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SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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FIVE STAR QUALITY CARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FIVE STAR QUALITY CARE, INC.

400 Centre Street
Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2002

To the Shareholders of Five Star Quality Care, Inc.

        Notice is hereby given that the Annual Meeting of Shareholders of Five Star Quality Care, Inc., a Maryland corporation (the "Company"), will be held at 1:30 p.m. on Tuesday, May 7, 2002, at the Sheraton Newton Hotel, 320 Washington Street, Newton, Massachusetts, for the following purposes:

        1.    To elect two Directors in Group I of the Company's Board of Directors.

        2.    To approve the Company's 2001 Stock Option and Stock Incentive Plan.

        3.    To consider and act upon such other matters as may properly come before the meeting.

        The Board of Directors has fixed the close of business on March 25, 2002, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

                      By Order of the Board of Directors,

                      EVRETT W. BENTON, Secretary

April 5, 2002

         WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENVELOPE ENCLOSED HEREWITH.

FIVE STAR QUALITY CARE, INC.

400 Centre Street
Newton, Massachusetts 02458

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, May 7, 2002

INTRODUCTION

        A Notice of the Annual Meeting of Shareholders (the "Meeting") of Five Star Quality Care, Inc., a Maryland corporation (referred to as "we," "us," "Five Star" or the "Company"), is set forth on the preceding page, and there is enclosed herewith a form of proxy solicited by our Board of Directors. We are paying the cost of this solicitation. In addition to solicitation by mail, our Directors and officers may solicit proxies personally or by telephone or telegram. This proxy statement is being first sent to shareholders on or about April 5, 2002, together with a copy of our Annual Report to Shareholders for the year ended December 31, 2001 (including our audited financial statements).

        On December 31, 2001, we were spun-off from Senior Housing Properties Trust ("SNH"), a publicly owned real estate investment trust, through a distribution of substantially all of our shares to its shareholders. Prior to December 31, 2001, we were a wholly owned subsidiary of SNH.

        Only shareholders of record as of the close of business on March 25, 2002, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Our outstanding common shares on the Record Date entitled to vote consisted of 4,624,334 shares of common stock, $.01 par value per share (the "Common Shares"). The holders of these outstanding Common Shares are entitled to one vote per Common Share.

        All Common Shares represented by valid proxies which we receive prior to the Meeting will be counted for purposes of determining the presence of a quorum for taking action on the proposals set forth below and will be voted as specified in the proxies. If no specification is made by the shareholder, the shareholder's Common Shares will be voted FOR the election of each of our Board's two nominees and FOR the approval of the 2001 Stock Option and Stock Incentive Plan (the "Stock Plan"). To be elected, each of our Board's nominees must receive the affirmative vote of a majority of the votes entitled to be cast at the Meeting. To approve the Stock Plan, that proposal must receive the affirmative vote of a majority of the votes cast at the Meeting. Abstentions are considered present for purposes of determining a quorum, and they will have the effect of a vote against the election of directors and no effect on the proposal to approve the Stock Plan. Broker non-votes will be treated as present for purposes of determining a quorum, and will have no effect on our proposal to approve the Stock Plan. A shareholder marking the proxy "Withhold" will not be counted as voting in favor of any nominee for Director. A shareholder giving a proxy may revoke it any time prior to its exercise by delivering to our Secretary a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his, her or its Common Shares in person.

Item 1. Election of Directors in Group I of the Board of Directors.

        The number of our Directors is currently fixed at five, and our Board of Directors is currently divided into three groups, with two Directors in Group I, two Directors in Group II and one Director in Group III. Directors in each Group are elected for three-year terms.

        Our business is managed under the general direction of our Board of Directors as provided by our charter (the "Charter"), our Amended and Restated Bylaws (the "Bylaws") and the laws of the State of Maryland.

        Two of our Directors, Barry M. Portnoy and Gerard M. Martin, are involved in our day to day activities and have been designated by our Board as Managing Directors.

        Three of the Directors, Bruce M. Gans, M.D., John L. Harrington and Arthur G. Koumantzelis, are our "Independent Directors" as defined by the American Stock Exchange LLC (the "AMEX"). The Independent Directors comprise our Audit Committee. Our Audit Committee evaluates and makes recommendations to our Board of Directors as to the selection of our independent auditors, reviews our audited financial statements and discusses the adequacy of our internal accounting controls with our management and our auditors. The Audit Committee operates under a written charter adopted by our Board, a copy of which is included as Appendix A to this proxy statement.

        Dr. Gans and Mr. Martin constitute our Quality of Care Committee, which was formed in January 2002 to review the quality of healthcare services provided at facilities which we operate or are operated for our account. We have a Compensation Committee consisting of all five members of our Board of Directors. The Compensation Committee determines executive compensation and administers the Stock Plan. We do not have a Nominating Committee.

        During 2001, while we were a wholly owned subsidiary of SNH, our Board of Directors held meetings or acted by written consent ten times. During 2001, each Director then in office attended 75% or more of the total number of meetings of the Board. No committees of the Board of Directors met in 2001.

        Each Independent Director receives an annual fee of $15,000 for services rendered as a Director, plus a fee of $500 for each meeting of our Board or any Board Committee attended. Only one $500 fee is paid if a Board Committee meeting and a Board meeting are held on the same day. Each Director also automatically receives an annual grant of 1,000 Common Shares under the Stock Plan. Our Managing Directors do not receive cash compensation, but their services are included in our shared services agreement described below and they do receive 1,000 Common Shares each annually under our Stock Plan. We reimburse all Directors for travel expenses incurred in connection with their duties as Directors. The Chair of the Audit Committee receives an additional $5,000 annually. Dr. Gans receives $10,000 annually in additional compensation for serving as Chairman of our Quality of Care Committee.

        The present Directors in Group I are John L. Harrington and Barry M. Portnoy. The term of the Group I Directors elected at the Meeting will expire at our 2005 Annual Meeting of Shareholders. The Board of Directors has proposed Messrs. Harrington and Portnoy for re-election as the Group I Directors. The persons named in the enclosed proxy intend to vote the proxy for the election of Messrs. Harrington and Portnoy, except to the extent that a shareholder indicates on the proxy card that the vote should be withheld for one or both of the nominees. SNH and Messrs. Martin and Portnoy, who collectively have voting control over 309,743.8 Common Shares (approximately 6.7% of the Common Shares entitled to vote at the Meeting), intend to vote in favor of Messrs. Harrington and Portnoy as the Group I Directors.

        The Board of Directors recommends a vote FOR the election of Mr. Harrington and Mr. Portnoy as the Group I Directors.

NOMINEES FOR TERMS EXPIRING IN 2005

        The following are the recent principal occupations and the ages as of the Record Date of Messrs. Harrington and Portnoy:

JOHN L. HARRINGTON Age: 65

        Mr. Harrington has been one of our Directors since our spin-off from SNH on December 31, 2001. Mr. Harrington has been Executive Director and Trustee of the Yawkey Foundation and a Trustee of the JRY Trust for over five years, and during that period until February 27, 2002, was the Chief Executive Officer of the Boston Red Sox Baseball Club. The Yawkey Foundation and JRY Trust are not-for-profit charitable foundations headquartered in Dedham, Massachusetts. Mr. Harrington has been a trustee of Hospitality Properties Trust ("HPT"), a publicly owned real estate investment trust that invests in hotels, and SNH since those companies became publicly owned in 1995 and 1999, respectively, through the present.

BARRY M. PORTNOY Age: 56

        Mr. Portnoy has been one of our Directors since our reincorporation in Maryland. Mr. Portnoy has been one of the Managing Trustees of HRPT Properties Trust ("HRP"), a publicly owned real estate investment trust that owns office buildings, of SNH and of HPT since each began business in 1986, 1999 and 1995, respectively. Mr. Portnoy has been a director and 50% owner of REIT Management & Research LLC ("RMR"), the investment manager to HRP, HPT and SNH, since it began business in 1986. Mr. Portnoy was a director and 50% owner of FSQ, Inc., a privately owned operator of senior living facilities, since it began business in 2000 until it was acquired by us in January 2002. From 1978 through March 1997, Mr. Portnoy was a partner of the law firm of Sullivan & Worcester LLP, our counsel, and he was Chairman of that firm from 1994 through March 1997.

        In addition to Messrs. Harrington and Portnoy, the following persons currently serve on our Board of Directors or as our executive officers. The following is information concerning those individuals, including their recent employment, positions with us and age as of the Record Date:

CONTINUING DIRECTORS

BRUCE M. GANS, M.D. Age: 55

        Dr. Gans has been one of our Directors since our spin-off from SNH on December 31, 2001. Dr. Gans has been Executive Vice President and Chief Medical Officer at Kessler Rehabilitation Corporation, a provider of healthcare services headquartered in West Orange, New Jersey, since June 1, 2001. From April 1999 to May 31, 2001, Dr. Gans was Senior Vice President for Continuing Care and Chairman of Physical Medicine and Rehabilitation at North Shore Long Island Jewish Health System, a provider of healthcare services headquartered in New Hyde Park, New York, and Professor of Physical Medicine and Rehabilitation at the Albert Einstein College of Medicine in New York City.

From 1989 through March 1999, Dr. Gans was a Professor and Chairman of the Department of Physical Medicine and Rehabilitation at Wayne State University and a Senior Vice President of the Detroit Medical Center, both located in Detroit, Michigan. Dr. Gans was a trustee of HRP from October 1995 through October 11, 1999. Dr. Gans served as a trustee of SNH from October 12, 1999 until December 31, 2001, when he resigned to join our Board.

ARTHUR G. KOUMANTZELIS Age: 71

        Mr. Koumantzelis has been one of our Directors since our spin-off from SNH on December 31, 2001. Mr. Koumantzelis has been the President and Chief Executive Officer of Gainesborough Investments LLC, a private investment company, located in Lexington, Massachusetts since June 1998. Since April 2000, he has served as the President, Chief Executive Officer and a member of the Board of Directors of Peponi Investments, LLC, a private company, also located in Lexington, Massachusetts. In addition, Mr. Koumantzelis has served as Treasurer and has been a part owner of Mosaic Communications Group, LLC, a media company, since December 2000. He is also a Trustee of Milo Trust, Milo Franklin Trust and Lemoni Trust and a member of the Board of Directors of Wang Healthcare Information Systems, Inc. From 1990 until February 1998, Mr. Koumantzelis was Senior Vice President and Chief Financial Officer of Cumberland Farms, Inc., a private company engaged in the convenience store business and the distribution and retail sale of gasoline. Mr. Koumantzelis has been a trustee of HPT and SNH since each began business in 1995 and 1999, respectively, through the present.

GERARD M. MARTIN Age: 67

        Mr. Martin has been one of our Directors since our reincorporation in Maryland. Mr. Martin has been one of the Managing Trustees of HRP, SNH and HPT since each began business in 1986, 1999 and 1995, respectively. Mr. Martin has been a director and 50% owner of RMR since it began business in 1986. Mr. Martin was a director and 50% owner of FSQ, Inc. since it began business in 2000 until it was acquired by us in January 2002.

EXECUTIVE OFFICERS

EVRETT W. BENTON Age: 53

        Mr. Benton has been our President, Chief Executive Officer and Secretary since our formation. Mr. Benton served as President and Chief Executive Officer of FSQ, Inc. since it began operations in 2000 until our acquisition of FSQ, Inc. in January 2002. From November 1999 until FSQ, Inc. began operations, Mr. Benton served as a business and legal consultant to RMR and SNH in connection with their negotiations with former tenants of SNH who filed for bankruptcy. Mr. Benton has been a Vice President of RMR since September 2000. From November 1997 to November 1999, Mr. Benton was an independent consultant working in the healthcare and real estate industries. From December 1991 to November 1997, Mr. Benton was Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of GranCare, Inc., a publicly owned healthcare services company and a predecessor to Mariner Post-Acute Network, Inc.

ROSEMARY ESPOSITO, RN Age: 59

        Ms. Esposito has been our Senior Vice President and Chief Operating Officer since our spin-off from SNH on December 31, 2001. Ms. Esposito served as Senior Vice President and Chief Operating Officer of FSQ, Inc. from February 2001 until our acquisition of FSQ, Inc. in January 2002. Between June 1999 and February 2001, Ms. Esposito was Vice President and Chief Operating Officer of Lenox Healthcare, Inc., a privately owned nursing home chain headquartered in Pittsfield, Massachusetts, that filed for Chapter 11 bankruptcy in November 2000. From December 1996 to June 1999, Ms. Esposito was Vice President of Clinical Services of Lenox Healthcare, Inc.

GRETCHEN HOLTZ, RN Age: 60

        Ms. Holtz has been our Vice President and Chief Clinical Officer since our spin-off from SNH on December 31, 2001. Ms. Holtz served as Vice President and Chief Clinical Officer of FSQ, Inc. from May 2000 until our acquisition of FSQ, Inc. in January 2002. From 1999 until May 2000, Ms. Holtz was a private consultant for various healthcare insurance and referral businesses specializing in elder care services. From 1997 to 1999, Ms. Holtz was Vice President for Clinical Services at the Frontier Group, Inc., a Boston, Massachusetts based private company in the nursing home business. From 1994 to November 1997, Ms. Holtz was National Director of Subacute Services for Sun Healthcare Group, Inc., a publicly owned company which provided healthcare services that filed for Chapter 11 bankruptcy in October 1999.

MARYANN HUGHES Age: 54

        Ms. Hughes has been our Vice President and Director of Human Resources since our spin-off from SNH on December 31, 2001. Ms. Hughes served as a Vice President and Director of Human Resources for FSQ, Inc. from May 2000 until our acquisition of FSQ, Inc. in January 2002. Between 1996 and May 2000, Ms. Hughes was Senior Vice President of Human Resources for Olympus Healthcare Group, Inc., a privately owned company headquartered in Waltham, Massachusetts in the business of operating nursing homes and rehabilitation hospitals.

BRUCE J. MACKEY JR. Age: 31

        Mr. Mackey has been our Treasurer, Chief Financial Officer and Assistant Secretary since our spin-off from SNH on December 31, 2001. Mr. Mackey served as Treasurer and Chief Financial Officer of FSQ, Inc. from October 2001 until our acquisition of FSQ, Inc. in January 2002. From December 1997 to July 2000, Mr. Mackey was a Controller of RMR and from July 2000 to October 2001 he was an Assistant Vice President of RMR. Mr. Mackey was elected a Vice President of RMR in October 2001. From 1992 to December 1997, Mr. Mackey was an accountant with the firm of Arthur Andersen LLP. Mr. Mackey is a certified public accountant.

        There are no family relationships among any of our Directors or executive officers. Executive officers serve at the discretion of our Board of Directors.

Item 2. Approval of the Five Star Quality Care, Inc. 2001 Stock Option and Stock Incentive Plan.

        By resolution dated December 5, 2001, our Board of Directors unanimously approved our Stock Plan, and voted to recommend it to our then sole shareholder, SNH. Also on December 5, 2001, SNH approved the Stock Plan. On January 10, 2002, our Board of Directors unanimously voted to submit the Stock Plan to our shareholders at the Meeting for approval and to recommend to the shareholders that they approve the Stock Plan. The Stock Plan permits the issuance of equity-based awards, including incentive stock options, nonqualified stock options, Common Shares, restricted Common Shares and stock appreciation rights.

        We will grant 1,000 Common Shares each year to each of our Directors at the first meeting of our Board of Directors after each Annual Meeting of Shareholders commencing with the Meeting in May 2002. Because the values of these grants will be based on the market price of our Common Shares on the date of grant, the values of these grants in 2002 are not determinable at this time. We may also grant undetermined amounts of equity-based awards under our Stock Plan to our executive officers and other employees and consultants, the value of which grants will depend on the market price of our Common Shares.

        Our Board of Directors believes that equity interests may be a significant factor in our ability to attract, retain and motivate the officers and employees, directors and consultants that are critical to our success. In order to achieve the desired tax treatment of certain incentive stock options issuable under the Stock Plan, the Board of Directors has determined in conjunction with our counsel that approval of the Stock Plan by our shareholders at the Meeting may be necessary.

        The Board of Directors unanimously recommends a vote FOR the proposal to approve the Stock Plan.

        Summary of the Stock Plan

        The following summary of the material features of the Stock Plan is qualified in its entirety by reference to the Stock Plan, which is included as Appendix B to this proxy statement.

        Purpose, Eligible Persons, Effective Date and Duration.    The Stock Plan was effective December 5, 2001. The purpose of the Stock Plan is to encourage employees, officers, directors and consultants of ours and of our subsidiaries who render services to us ("Eligible Persons") to continue their association with us by providing favorable opportunities for them to participate in the ownership of our Common Shares. The Stock Plan allows us to grant Common Shares, restricted Common Shares ("Restricted Stock"), options to acquire Common Shares ("Options"), stock appreciation rights ("SARs") and other rights to compensation in amounts determined by the value of our Common Shares. Common Shares, Restricted Stock, SARs and other rights which may be granted under the Stock Plan are referred to collectively as "Other Rights". The Stock Plan will terminate on December 5, 2011, unless earlier terminated by our Board of Directors. Termination of the Stock Plan will not affect awards made prior to termination, but no awards will be made after termination.

        Shares Subject to the Stock Plan.    The total number of Common Shares that may be issued or subject to Options and Other Rights under the Stock Plan may not exceed 650,000. These Common Shares may be authorized but unissued shares. In the event of any change in the number or kind of Common Shares outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made to the number of authorized Common Shares, to the number of Common Shares subject to outstanding grants or awards, to the exercise price per share of Options and to the kind of shares which may be distributed under the Stock Plan. The total amount of Common Shares subject to Options that may be granted to any single individual in any calendar year under the Stock Plan may not exceed in the aggregate 100,000. To the extent that Common Shares subject to an Option or Restricted Stock under the Stock Plan lapse or are forfeited, any Common Shares subject to such award will again become available for grant under the terms of the Stock Plan.

        As of March 25, 2002, no Options or Other Rights had been granted and none were outstanding under the Stock Plan.

        Administration.    The Stock Plan is administered by our full Board of Directors. The Stock Plan may also be administered by a Compensation Committee of our Board of Directors, if we establish a Compensation Committee which is different than our Board of Directors. Grants of Options and Other Rights will be made by our Board of Directors, our Compensation Committee or a subcommittee of our Board or Compensation Committee (the body granting Options and Other Rights is hereinafter referred to as the "Option Grant Committee"). Each member of the Option Grant Committee will be (i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        Subject to the terms of the Stock Plan, the Option Grant Committee has authority to: (i) select the persons to whom Options and Other Rights will be granted, (ii) determine the number and the terms and conditions of Options or Other Rights granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option or Other Right may be exercised, and (iii) interpret the Stock Plan and prescribe rules and regulations for its administration.

        Options.    We may grant Options to Eligible Persons. Except as otherwise provided in an Option agreement, an Option must be exercised within 90 days following the termination of the Option holder's employment with, or his or her provision of services to, us. In the event that termination is due to death or disability (within the meaning of Section 22(e)(3) of the Code), the Option is exercisable for a maximum of 12 months. Our Option Grant Committee determines the number of Common Shares subject to an Option, its exercise price, its vesting conditions, the manner and time of its exercise and whether the Option is intended to qualify as an incentive stock option ("ISO") under the Code. ISOs may be issued only to employees of ours or a subsidiary of ours. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options ("NSOs").

        In the case of an ISO, the exercise price may not be less than the "fair market value" of our Common Shares on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries, the price at which Common Shares may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Shares on the date the ISO is granted.

        The duration of the ISOs and NSOs granted under the Stock Plan may be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of 10 years after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) shares possessing more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant. Options may be exercisable during their entire duration or during any lesser period of time, as will be set forth in the Option agreement.

        The Option exercise price may be paid in cash, in Common Shares owned by the optionee, by delivery of a recourse promissory note secured by the Common Shares acquired upon exercise of the Option or by means of a "cashless exercise" procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the optionee's notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of Common Shares having an aggregate fair market value equal to the exercise price or agrees to pay the Option price to us in cash upon its receipt of stock certificates.

        Stock Appreciation Rights.    We may grant SARs to an Eligible Person as to such number of Common Shares and on such terms and conditions as we may determine. SARs may be granted separately or in connection with ISOs or NSOs. Upon exercise of a SAR, the holder is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of Common Shares for which the SAR is exercised, over the exercise price for such Common Shares under a related Option, or if there is not a related Option, over an amount per share stated in the written agreement setting forth the terms and conditions of the SAR. Payment may be made in cash or other property, including Common Shares, in accordance with the provisions of the applicable SAR agreement. Upon the exercise of a SAR related to an Option, the Option shall terminate as to the number of Common Shares for which the SAR is exercised.

        Restricted Stock.    We may grant to an Eligible Person a number of Common Shares constituting Restricted Stock determined in our discretion, subject to terms and conditions determined by us, including conditions that may require the holder to forfeit the Common Shares in the event that the holder ceases to provide services to us before a stated time. Unlike holders of Options and SARs, a holder of Restricted Stock has the rights of a shareholder to vote and to receive payment of dividends on the Restricted Stock, unless otherwise specified in the agreement that sets forth the terms on which the Restricted Stock is granted.

        The following description of the federal income tax consequences of Options and Other Rights is general and does not purport to be complete.

        Tax Treatment of Options.    An optionee realizes no taxable income when a NSO is granted. Instead, the difference between the fair market value of the Common Shares subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the Common Shares are not subject to a "substantial risk or forfeiture", or as of the date or dates on which the risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the Common Shares on the date of exercise, even though some or all of the Common Shares acquired are subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Shares is taxed as capital gain. We receive no tax deduction on the grant of a NSO, but we are entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the optionee.

        Generally an optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Shares subject to an ISO over the exercise price. Provided that the Common Shares are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on subsequent sale of the Common Shares will be taxed as long-term capital gain. If the Common Shares are disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the difference between the sales price and the ISO exercise price or (if less) the difference between the fair market value at the time of exercise and the ISO exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the optionee recognizes taxable income on account of a premature disposition of ISO Common Shares, in the same amount and at the same time as the optionee's recognition of income.

        Tax Treatment of SARs.    A recipient recognizes no income upon the grant of a SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he receives at that time. If the recipient receives Common Shares upon exercise of the SAR, the recipient recognizes ordinary income measured by the fair market value of the Common Shares so received (or, if the Common Shares are subject to a substantial risk of forfeiture, at the date or dates on which the risk expires, unless the recipient elects to be taxed currently).

        Tax Treatment of Restricted Stock.    A person who receives a grant of Restricted Stock generally will not recognize ordinary compensation income at the time the award is received, but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of such income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock. Alternatively, a recipient of Restricted Stock may elect to be taxed instead on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid by the recipient for the Restricted Stock, notwithstanding the restrictions on the stock. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the recipient of the Restricted Stock.

        Tax Treatment of Common Shares Granted under the Stock Plan.    A person who receives a grant of Common Shares will recognize ordinary compensation income at the time of grant equal to the excess of the aggregate fair market value, as of the date of grant, of the Common Shares over the amount (if any) paid by the grantee. All such taxable amounts are deductible by us.

        Section 162(m).    Section 162(m) of the Code generally disallows an income tax deduction by public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer and any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m) of the Code. In the case of a stock plan, the performance-based exception is satisfied if, in addition to other requirements, the plan is approved by shareholders, the grants are made by a committee of outside directors, and the amount of compensation a person can receive is based solely on an increase in the value of the stock after the grant. If the Stock Plan is approved by shareholders, one of the requirements for the performance-based exception will be satisfied with respect to awards under the Stock Plan.

        Effect of Certain Corporate Transactions.    If, while unexercised Options remain outstanding under the Stock Plan, we merge or consolidate with another corporation (whether or not we are the surviving entity), if we are liquidated or sell or otherwise dispose of substantially all of our assets to another entity or in other circumstances the Board of Directors deems appropriate (any of these events is hereafter referred to as a "Transaction"), then, except as otherwise specifically provided to the contrary in any applicable agreement, the Board of Directors, in its discretion, may amend the terms of all outstanding Options so that: (i) each Option holder will be entitled, upon exercise of the Option, to receive in lieu of Common Shares, stock or other securities or property he or she would have received had he or she exercised the Option immediately prior to any Transaction, (ii) vesting or other exercise terms are waived, either generally or in specific cases, so that some or all Options are exercisable from and after a date prior to the effective date of any Transaction, (iii) all outstanding and unexercised Options are cancelled as of the effective date of any Transaction, (iv) some or all Options are converted into Options to purchase the stock or other securities of the surviving corporation pursuant to any Transaction, or (v) the outstanding and unexercised options to purchase stock or other securities of any corporation are assumed and converted into Options to purchase Common Shares pursuant to any Transaction, whether pursuant to our Stock Plan or not. If the Board of Directors cancels outstanding Options as described in clause (iii) of the preceding sentence, (a) notice of termination must be given to Option holders at least 30 days prior to the effective date of the Transaction, and (b) the Board of Directors may, in its sole discretion, accelerate the vesting of any Option that is not immediately exercisable during the 30 day period.

        Amendments to the Stock Plan.    The Board of Directors may modify, revise or terminate the Stock Plan at any time and from time to time, except that approval of our shareholders is required with respect to any amendment to change the aggregate number of Common Shares that may be issued under Options or granted pursuant to the Stock Plan, change the class of persons eligible to receive Options or Other Rights or make any other change that requires shareholder approval under applicable law. Amendments adversely affecting outstanding Options or Other Rights may not be made without the consent of the holder of the Option or Other Right.

        Although we may not increase the aggregate number of Common Shares that may be issued under Options or granted pursuant to the Stock Plan without shareholder approval, our Board of Directors may establish or create other plans providing for the grant of options, Common Shares, restricted stock or other equity-based awards without shareholder approval. Plans adopted by our Board of Directors that do not receive shareholder approval cannot provide for issuances of ISOs and these plans may not have other tax attributes favorable to grantees or us.

OTHER INFORMATION

Compensation of Executive Officers

        Our five highest paid executive officers and the amount of their current annual cash compensation rates are as follows:

Name	Position	Annual Cash Compensation
Evrett W. Benton	President, Chief Executive Officer and Secretary	$420,000
Rosemary Esposito, RN	Senior Vice President, Chief Operating Officer	$255,000
Gretchen A. Holtz, RN	Vice President, Chief Clinical Officer	$157,500
Maryann Hughes	Vice President, Director of Human Resources	$157,500
Bruce J. Mackey Jr.	Treasurer, Chief Financial Officer and Assistant Secretary	$120,000

        We have no employment agreements with any of our executive officers.

        Messrs. Benton and Mackey each devote a substantial majority of their business time to providing services to us as officers and employees; however, Messrs. Benton and Mackey also dedicate some of their business time to providing services to RMR unrelated to us. Therefore, in addition to receiving compensation paid by us, RMR pays each of Messrs. Benton and Mackey compensation for their services to RMR. Neither of Messrs. Benton nor Mackey have employment agreements with us or RMR.

        Except with respect to incentive share awards under SNH's 1999 Incentive Share Award Plan, neither we nor SNH paid during 2000 and 2001, compensation to our executive officers. Their compensation for services to us and SNH was paid by FSQ, Inc. and RMR.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Restricted Share Awards Paid by SNH (1)
Evrett W. Benton
President, Chief Executive Officer and Secretary	2001	$26,040

(1)
In each of 2000 and 2001, Mr. Benton, our President, Chief Executive Officer and Secretary, received a grant of 2,000 restricted shares of SNH having a value of $17,250 and $26,040, respectively, based upon the share closing prices for SNH's common shares on the New York Stock Exchange ("NYSE") on the grant dates. The restricted SNH share award shown in the table above provides that one-third vests immediately upon grant. Of the remaining two-thirds, one-third vests on July 10, 2002 and the other one-third vests on July 10, 2003. Under SNH's plan, in the event Mr. Benton ceases to be an employee of RMR during the vesting period, the SNH common shares which have not yet vested may be repurchased by SNH for nominal consideration. Vested and unvested SNH common shares are entitled to distributions paid by SNH. The dollar amount shown in the table represents the total number of restricted SNH common shares awarded during the year shown, which are either vested or continue to be subject to vesting, multiplied by the closing price for the SNH common shares on the NYSE on the date of grant. At the end of 2001, Mr. Benton owned an aggregate of 4,000 restricted SNH common shares which were granted under the SNH plan. Based on a closing price of $13.91 per share for the SNH common shares on the NYSE at December 31, 2001, these shares had a value of $55,640.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee is comprised of our Board of Directors, which makes grants of Options and Other Rights under the Stock Plan. Relationships between us and certain Directors are described under "Related Party Transactions."

Performance Graph—Comparison of Cumulative Total Return

        On December 17, 2001, our Common Shares commenced trading on a "when issued" basis on the AMEX. The Common Shares did not commence regular way trading until January 2, 2002. The following graph presents the trading information commencing on December 17, 2001, and it shows our cumulative total shareholder return on Common Shares (assuming a $100 investment) since our Common Shares began trading on a when issued basis on December 17, 2001 through December 31, 2001, as compared with: (a) the S&P 600 small cap index and (b) a self-constructed peer group, as described below. The graph assumes reinvestment of all dividends, if any.

        The self-constructed peer group is composed of the following senior living companies: American Retirement Corporation, ARV Assisted Living, Inc., Emeritus Corporation, Capital Senior Living Corporation and National Healthcare Corporation.

Compensation Committee Report on Executive Compensation

        Our executive compensation programs are designed to (i) to attract and retain experienced and well-qualified executives capable of leading the Company to meet its business objectives and (ii) motivate them to enhance long-term shareholder value. In setting the compensation level for executive officers, the Board of Directors is guided by the following considerations:

  •
  compensation levels should be competitive with compensation generally being paid to executives in the senior living industry to ensure the Company's ability to attract and retain superior executives;

  •
  each executive officer's compensation should reflect the performance of the Company, the performance of the officer's department, if applicable, and the performance of the executive officer; and

  •
  a portion of executive officer future compensation should be paid in the form of equity-based incentives to link closely shareholder and executive interests.

        An executive's total compensation package includes a cash salary and bonus determined by the Board of Directors, long-term incentive compensation in the form of Options and Other Rights and various benefits, including medical insurance plans that are available to all our employees. Salaries and cash bonuses of our Chief Executive Officer and the next four most highly compensated executives at their current rates are listed on page 11. The Board of Directors attempts to keep our compensation programs competitive by comparing them with those of other local businesses and companies in the senior living industry nationally. The Board of Directors also attempts to balance the compensation level for an individual executive against his or her specific job requirements, including the individual's level of influence on obtaining corporate objectives.

        Cash Compensation.    We did not pay any compensation to any of our executive officers during 2001. The Board of Directors set the current annual salaries for our Chief Executive Officer and our other executives by reviewing the salaries paid by our competitors to persons holding comparable positions and by considering the salaries and bonuses previously paid to these individuals by their prior employers. The Board of Directors expects to review executive salaries at least once per year, and to determine any increases or decreases in annual salaries and bonuses based on a comparison of the executive's actual performance against his or her performance objectives, as well as on various other factors. The performance objectives for each executive may depend on his or her area of responsibility and may include achievement of performance and financial objectives. Among the subjective factors considered by the Board of Directors may be the Chief Executive Officer's and the other executive officers' abilities to provide leadership, develop the Company's business, promote the Company's image with its residents and shareholders and manage the Company's growth as well as the levels of cash compensation paid to persons having similar responsibilities in other companies.

        Equity Compensation.    Our equity compensation program will be designed to (i) provide long-term incentives to executive officers, (ii) tie compensation to creating long-term shareholder value, and (iii) encourage executive officers to remain with us and promote our business. We did not grant

Options or Other Rights in 2001, but expect to do so during 2002. We expect that grants of Options and Other Rights under the Stock Plan will be exempt under Rule 16b-3. The Board of Directors will administer the Stock Plan and the Option Grant Committee will determine what grants of Options or Other Rights are to be made to the Chief Executive Officer and others. Our Board of Directors may, but is not required to, ratify grants made by our Compensation Committee or Option Grant Committee. In addition, in granting Options or Other Rights, our Directors expect to consider factors such as the amount and terms of restricted shares granted to the executive officers of our competitors, and the amount of time spent on and the complexity of the duties performed. The Directors may impose vesting and other conditions on the granted Options and Other Rights.

        In 2001, Mr. Benton, our President and Chief Executive Officer, received a grant of 2,000 SNH shares under SNH's 1999 Incentive Share Award Plan, 666 of which vested immediately upon grant and 1,334 of which will vest in equal installments on each of the first and second anniversaries after the date of the grant.

                      COMPENSATION COMMITTEE

                      Bruce M. Gans, M.D.
                      John L. Harrington
                      Arthur G. Koumantzelis
                      Gerard M. Martin
                      Barry M. Portnoy

Audit Committee Report

        Our Audit Committee is comprised of three Directors. None of these Directors are officers of the Company. We believe all members of our Audit Committee are independent as defined by the AMEX. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix A to this proxy statement.

        In the course of its oversight of our financial reporting process, the Audit Committee has (i) reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2001, (ii) discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, (iii) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (iv) discussed with the auditors their independence, and (v) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that the provision of such services is compatible with our auditors maintaining their independence.

        Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      Arthur G. Koumantzelis, Chairman
                      Bruce M. Gans, M.D.
                      John L. Harrington

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of our Common Shares by each person known to us to be the beneficial owner of more than 5% of our outstanding Common Shares and by each of our Directors and executive officers, individually and as a group, as of March 25, 2002. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all Common Shares shown to be beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

	Beneficial Ownership
Name and Address	Number of Shares	Percent
Directors and Executive Officers (1)
Bruce M. Gans, M.D. (2)	190	*
John L. Harrington (2)	150	*
Arthur G. Koumantzelis (2)	225.6	*
Gerard M. Martin (2) (3)	172,371.9	3.7%
Barry M. Portnoy (2) (3)	172,371.9	3.7%
Evrett W. Benton	405	*
All Directors and executive officers as a group (ten persons) (3)	310,732.6	6.7%

*
Less than 1% of the Company's outstanding Common Shares.

(1)
The address of each of the Directors and executive officers of the Company is c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.

(2)
Each of the Directors will receive an annual grant of 1,000 Common Shares as part of his annual compensation commencing on the date of the first Board Meeting after our 2002 Annual Meeting of Shareholders.

(3)
Mr. Martin and Mr. Portnoy each directly own 125,000 Common Shares. Mr. Martin is the sole stockholder of a corporation which owns 12,371.9 Common Shares. Mr. Portnoy is the sole stockholder of a separate corporation which owns 12,371.9 Common Shares. Messrs. Martin and Portnoy are each 50% owners and directors of RMR, the investment manager to SNH. SNH, of which Messrs. Martin and Portnoy are also Managing Trustees, owns 35,000 Common Shares. Under some interpretations of applicable law, Messrs. Martin and Portnoy may be deemed to have beneficial ownership of our shares owned by SNH; however, Messrs. Martin and Portnoy disclaim beneficial ownership of the Common Shares owned by SNH.

Related Party Transactions

        Our creation was, and our continuing business operations are, subject to possible conflicts of interest. These conflicts may have caused, and in the future may cause, our business to be adversely affected. These conflicts and their possible adverse effects upon us include those described below.

        All of the persons serving as our Directors were trustees of SNH at the time we were created, and four of our Directors remain trustees of SNH. We lease 87 facilities from SNH. We believe that our lease terms with SNH are commercially reasonable. Nonetheless, it is possible that, if these leases had been negotiated on an arm's length basis, the rent and other lease terms might be more favorable to

us. We also believe that our historical and continuing relationships with SNH will provide us with a competitive advantage in locating and completing business expansion opportunities. Nonetheless, we must afford SNH, HRP and HPT the opportunity to acquire or finance any real estate investments of the type in which SNH, HRP and HPT, respectively, invest before we do. Also, future business dealings between SNH and us could be on less favorable terms than would be possible if there were no historical or continuing management relationships between SNH and us.

        As part of the spin-off transaction, HRP purchased 7,163.7 of our Common Shares for $7.26 per share. HRP purchased these shares so that it could make a distribution of our Common Shares which it received as a shareholder of SNH on a round lot basis of one of our shares for every 100 shares of HRP owned. The price paid to us by HRP was the average of the high and low trading prices of our Common Shares on the day of the spin-off, and we believe it represented fair value at that time. Nonetheless, were it not for the relationships among us, SNH and HRP, it is possible that we may have been able to realize a higher price for this sale.

        Messrs. Portnoy and Martin are our two Managing Directors, and they are the Managing Trustees of SNH. Messrs. Portnoy and Martin formed FSQ, Inc. to manage properties for SNH. Messrs. Portnoy and Martin each received 125,000 of our Common Shares as consideration for our acquisition of FSQ, Inc. in a merger transaction which was agreed as part of our spin off from SNH. The Board of Trustees of SNH received an opinion from, UBS Warburg LLC, an internationally recognized investment banking firm, to the effect that the consideration we paid in this merger was fair, from a financial point of view, to us. The terms of this merger were approved by SNH's trustees other than Messrs. Portnoy and Martin. Nonetheless, it is possible that, if this merger had been negotiated on an arm's length basis, different terms more favorable to us might have been achieved.

        Our Chief Executive Officer and our Chief Financial Officer are currently also officers and employees of RMR. These officers devote a substantial majority of their business time to our affairs and the remainder of their business time to RMR's business which is separate from us. The current compensation which we pay to these officers reflects their division of business time. Periodically hereafter, these individuals may devote a larger percentage of their time to our or RMR's affairs and the compensation they receive from us may become disproportionate to their efforts on our behalf. Also, because of this dual employment arrangement we may have to compete with RMR for the time and attention of these officers.

        Messrs. Portnoy and Martin own RMR. RMR is the investment manager for SNH, HRP and HPT, and has other business interests. We have entered a shared services agreement with RMR under which RMR provides certain administrative services to us similar to the services it provided to FSQ, Inc. before our acquisition of FSQ, Inc., as well as other services which we may require. Under this shared services agreement, we pay RMR a fee equal to 0.6% of our total revenues. We believe we do, and in the future will, receive fair value for the fees paid to RMR. The shared services agreement is terminable upon at least 90 days notice prior to the expiration date of the then current term. However, despite our beliefs and this termination provision, equivalent services might be available from parties other than RMR on more favorable terms to us, including for a lesser fee. Also, the fact that RMR has responsibilities to other entities, including our landlord, SNH, could create conflicts; and, in the event of such conflicts between SNH and us, the shared services agreement allows RMR to prefer its responsibilities to SNH.

        Messrs. Portnoy and Martin own the building in which our headquarters is located. As a result of our acquisition of FSQ, Inc. we became obligated for a lease in this building. This lease expires in 2011 and requires rent of $531,069 per year, subject to annual increases of $16,093 per year. We believe that the terms of this lease are commercially reasonable. However, this lease was negotiated at a time when Messrs. Portnoy and Martin simultaneously owned the building and FSQ, Inc., and, accordingly, it was not done on an arm's length basis. If the lease were negotiated on an arm's length basis it is possible that the lease might have been more favorable to FSQ, Inc., and to us after the merger, including for a lesser rent.

        During 2001 FSQ, Inc. provided management services to us. FSQ, Inc., which was owned by Messrs. Portnoy and Martin, received fees under the management agreements of $11.5 million. As a result of our acquisition of FSQ, Inc., we have terminated these management agreements.

        Until March 31, 1997, Mr. Portnoy was a partner in the law firm Sullivan & Worcester LLP, our counsel and counsel to SNH, HRP, HPT, RMR and certain of their affiliates. Mr. Portnoy receives payments from Sullivan & Worcester LLP in respect of his retirement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that our Directors, executive officers, and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of securities with the Securities and Exchange Commission and the AMEX. Our Directors, executive officers and greater than 10% shareholders are required to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of these reports furnished or written representations that no such reports were required, we believe that, during 2001, all filing requirements applicable to our executive officers, Directors and greater than 10% shareholders were timely met.

AUDITORS

        We are not required to submit the selection of our auditors to a shareholders vote. We have not yet selected independent auditors for 2002 because we are seeking competitive bids. Since we began business in 2000, our independent auditors have been Ernst & Young LLP. A representative of Ernst & Young LLP is expected to be present at the Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Meeting.

        The fees for services provided by Ernst & Young LLP to us in 2001 were as follows:

Audit Fees	$185,000
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$0

SHAREHOLDER PROPOSALS

        To be eligible for inclusion in the proxy statement to be furnished to shareholders in connection with our 2003 Annual Meeting of Shareholders, proposals by shareholders must be received by us at our principal executive offices not later than December 6, 2002 and must otherwise satisfy the conditions established by the Securities and Exchange Commission and by our Bylaws for shareholder proposals to be included in our proxy statement for that meeting. In accordance with our Bylaws, proposals by shareholders intended for presentation at our 2003 Annual Meeting of Shareholders, but not intended to be included in the proxy statement for that meeting, must be received by us no later than January 6, 2003, and no earlier than December 6, 2002, and must be made in accordance with the provisions, requirements and procedures set forth in our Bylaws.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement or Annual Report to Shareholders may be sent to multiple shareholders in each household. We will promptly deliver to any shareholders at a shared address a separate copy of either document upon written or oral request to Investor Services, Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458, telephone (617) 796-8387. Any shareholder who wants to receive separate copies of the proxy statement or Annual Report to Shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker, or other nominee record holder.

OTHER MATTERS

        At this time, we know of no other matters which will be brought before the Meeting. However, if other matters properly come before the Meeting or any adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

                      By Order of the Board of Directors,

                      EVRETT W. BENTON, Secretary

Newton, Massachusetts
April 5, 2002

APPENDIX A

AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

I.
PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for oversight and monitoring of the Company's financial reporting process by the Company's financial management and independent auditors.

        The activities enumerated in Section IV of this Charter are designed to promote the Audit Committee's fulfillment of this function, as well as to facilitate communications between the Board of Directors, the Company's management and the Company's independent auditors on significant accounting judgments, estimates, and policies. Notwithstanding the Audit Committee's role in oversight of the Company's financial reporting process and financial statements, it is acknowledged that the Company's management ultimately has responsibility for that process and those financial statements, and the independent auditors shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders of the Company.

II.
COMPOSITION

        The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent Director within the meaning of the Company's Articles of Amendment and Restatement, as amended from time to time, and the Rules of the American Stock Exchange ("AMEX"). All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

        The members of the Audit Committee shall be elected by the Board of Directors, and vacancies on such committee should be filled as provided in the Bylaws. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.
MEETINGS

        Meetings of the Audit Committee may be called by or at the request of the Chair or by a majority of its members then in office. The person or persons authorized to call meetings may fix any place, either within or without the State of Maryland, as the place for holding any meeting of the Audit Committee called by them. It is expected that the Audit Committee will meet at least twice a year, once in connection with the commencement of each annual audit of the Company's financial statements and once in connection with the conclusion of such audit.

        Notice of Audit Committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors.

        Two of the members of the Audit Committee shall be present at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

        The Audit Committee shall keep minutes of its proceeding and shall report the same to the Board of Directors at the next succeeding meeting, in accordance with the Company's Bylaws.

        Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting, if a consent in writing to such action is signed by each member of the Audit Committee and such written consent is filed with the minutes of proceedings of such committee.

IV.
RESPONSIBILITIES AND DUTIES

        The following are activities of the Audit Committee designed to promote the fulfillment of its functions as described in this Charter.

Documents/Reports Review

1.
Review this Charter annually and submit any suggested revisions to the Board of Directors for consideration.

2.
Review the Company's annual and quarterly financial statements released to the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.
Discuss the Company's audited financial statements with representatives of the Company's management.

Independent Accountants

4.
Recommend to the Board of Directors the selection of the independent accountants, considering, among other things, independence and the fees and other compensation to be paid to the independent accountants.

5.
On an annual basis, obtain a written statement from the independent accountants describing all relationships between the Company and the independent accountants and review and discuss with the independent accountants all significant relationships the accountants have with the Company to assist in reviewing the accountants' independence, consistent with the requirements of Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committee," a copy of which is included herewith as Exhibit I.

6.
Review the performance of the independent accountants and make recommendations to the Board of Directors concerning any proposed discharge of the independent accountants.

7.
Periodically consult with the independent accountants out of the presence of management about internal controls and the quality, acceptability, fullness and accuracy of the Company's financial statements.

Financial Reporting Process

8.
Discuss the Company's audited financial statements with representatives of the Company's management.

9.
Discuss either in person or by telephone (either as a committee or through the Chair, representing the Audit Committee) with the independent auditors and a representative of the Company's financial management the matters described in Statement on Auditing Standards No. 61, a copy of which is included herewith as Exhibit II, in connection with the financial statements contained in the Company's periodic filings with the SEC filed with the SEC, including significant adjustments and accounting estimates, significant new accounting policies and disagreements with management. Such discussion shall occur prior to the filing of such reports if required by Statement on Auditing Standards No. 71.

10.
Consider and make recommendations to the Board of Directors concerning major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

11.
Discuss, at least annually, with each of management and the independent accountants regarding any significant estimates and judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such estimates and judgments.

12.
Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.
Review any significant disagreement among management and the independent accountants in connection with the preparation of the audited financial statements.

14.
Review any disclosure concerning the Audit Committee or its membership required to be included in the Company's Annual Report on Form 10-K, Quarterly Report on Form 10-Q or proxy statements under the rules of the SEC.

Reports of the Audit Committee

15.
Prepare any reports required to be prepared by the Audit Committee under the rules of the SEC or the AMEX.

V.
GENERAL PROVISIONS

        As provided in the Bylaws, each member of the Audit Committee shall, in the performance of his or her duties with respect to the Company, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel or upon reports made to the Company by any of its officers or employees or by the Company's adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Company, regardless of whether such counsel or expert may also be a Director.

        Each member of the Audit Committee, in his or her capacity as such, shall be entitled to the benefits of the limitations on liability, the indemnifications and the other provisions of Articles IV and VIII of the Articles of Amendment and Restatement, as amended from time to time, of the Company, to the fullest extent permitted by law.

APPENDIX B

FIVE STAR QUALITY CARE, INC.

2001 STOCK OPTION AND STOCK INCENTIVE PLAN

1. PURPOSE

        The purpose of this 2001 Stock Option and Stock Incentive Plan (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to Five Star Quality Care, Inc. (the "Company") and its Subsidiaries (as hereinafter defined), to continue their association with the Company and its Subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company's stock ("Options"), stock to be transferred subject to restrictions ("Restricted Stock") and other rights, including Stock Appreciation Rights (as defined in Section 6), to receive compensation in amounts determined by the value of the Company's stock ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity.

2. ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or by the Board itself. The Compensation Committee shall from time to time determine to whom Options or Restricted Stock shall be granted under the Plan, whether Options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the Options (including vesting provisions) and the number of shares of Common Stock (as hereinafter defined) that may be granted under Options, and the terms and number of shares of Restricted Stock or Other Rights. The Compensation Committee shall report to the Board the names of individuals to whom Options, Restricted Stock or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. The determinations and actions described in this Section 2 and elsewhere in the Plan may be made by the Compensation Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Compensation Committee shall be understood to refer to the Board in any such case.

        The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of Options or Restricted Stock granted hereunder shall be subject to the determination of the Compensation Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

        With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

3. STOCK SUBJECT TO THE PLAN

        The total number of shares of capital stock of the Company that may be subject to Options, Restricted Stock grants and Other Rights under the Plan shall be 650,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), from either authorized but unissued shares or treasury shares. The maximum number of shares of Common Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 10. Shares of Restricted Stock that fail to vest and shares of Common Stock subject to an Option that is not fully exercised prior to its expiration or other termination shall again become available for grant under the terms of the Plan.

4. ELIGIBILITY

        The individuals who shall be eligible to receive Option grants, Restricted Stock grants and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not (i) an employee of the Company or (ii) an employee of a Subsidiary who is treated as an employee of the Company for federal tax purposes. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5. TERMS AND CONDITIONS OF OPTIONS

        Every Option shall be evidenced by a written Stock Option Agreement in such form as the Compensation Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Compensation Committee shall approve, and containing or incorporating by reference the following terms and conditions.

        (a)  Duration. Each Option shall expire ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than five years from its date of grant.

        (b)  Exercise Price. The exercise price of each Option shall be any lawful consideration, as specified by the Compensation Committee in its discretion; provided, however, that the price with respect to an ISO shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Compensation Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, the "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, or the Nasdaq Stock Market, then the Fair Market Value shall be the mean between the lowest and highest reported sale prices (or the highest reported bid price and the lowest reported asked price) of the Common Stock on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, then the most recent previous reported closing sale price of the Common Stock (or, in the Board's discretion, the reported closing asked price) of the Common Stock on such date on the principal exchange or the Nasdaq Stock Market, as the case may be, shall be determinative of Fair Market Value.

        (c)  Method of Exercise. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

        Alternatively, payment of the exercise price may be made:

          (1)  In whole or in part in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company stock certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such stock certificates. If the exercise price exceeds the Fair Market Value of the shares for which stock certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

          (2)  By payment in cash of the par value of the Common Stock to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Stock acquired upon exercise of the Option and such other security as the Compensation Committee may require.

        At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a stock certificate for the shares as to which his Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

        (d)  Exercisability. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Stock Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after his or her death or disability (within the meaning of Section 22(e)(3)) of the Code, provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Compensation Committee in its discretion may otherwise provide in the Stock Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or his other provision of services to, the Company or a subsidiary, subject to paragraph (a) above and Section 10 hereof.

        (e)  Notice of ISO Stock Disposition. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon his exercise of the ISO.

        (f)    No Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of a stock certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate is issued, other than as required or permitted pursuant to Section 9.

        (g)  Transferability of Options. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Compensation Committee may specify in a Stock Option

Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

6. STOCK APPRECIATION RIGHTS

        The Committee may grant Stock Appreciation Rights ("SARs") in respect of such number of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. An SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and to the extent of the exercise of the related Option the SAR shall terminate. Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of an SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of an SAR not related to any Option shall be contained in an SAR Agreement.

        Upon exercise of an SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of an SAR shall be paid in the form of cash or other property (including Common Stock), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

7. RESTRICTED STOCK

        The Compensation Committee may grant or award shares of Restricted Stock in respect of such number of shares of Common Stock, and subject to such terms or conditions, as it shall determine and specify in a Restricted Stock Agreement, and may provide in a Stock Option Agreement for an Option to be exercisable for Restricted Stock.

        A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Compensation Committee shall otherwise determine. Unless a grantee's Restricted Stock Agreement provides to the contrary, unvested shares of Restricted Stock granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested shares of Restricted Stock, to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares or (b) the Fair Market Value of such shares at the time of repurchase. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Stock granted as Restricted Stock.

        Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement and, if the Compensation Committee so determines, the holder may be required to deposit the certificates with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Compensation Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

8. METHOD OF GRANTING OPTIONS, RESTRICTED STOCK AND OTHER RIGHTS

        The grant of Options, Restricted Stock and Other Rights shall be made by action of the Board or the Compensation Committee, at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Compensation Committee a Stock Option Agreement, Restricted Stock Agreement or SAR Agreement within thirty days after it is submitted to him, the Option, Restricted Stock or SAR granted under the agreement shall be voidable by the Company at its election, without further notice to the grantee.

9. REQUIREMENTS OF LAW

        The Company shall not be required to transfer Restricted Stock or to sell or issue any shares upon the exercise of any Option if the issuance of such shares will result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of Restricted Stock or the exercise of any Option, the Company shall not be required to issue shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Stock or the Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Compensation Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Stock or the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

10. CHANGES IN CAPITAL STRUCTURE

        In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Stock Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code without the consent of the holder. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

        If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

        Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Compensation Committee, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive in lieu of shares of Common Stock, such stock or other securities or property as he or she would have received had he exercised the Option immediately prior to the Applicable Event; or (b) the Compensation Committee may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed on exercise (including without limitation a change in any existing vesting schedule) so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Compensation Committee, in its sole and absolute discretion, shall be exercisable; or (c) the Compensation Committee may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; or (d) the Compensation Committee may, in its sole discretion, convert some or all Options into Options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Compensation Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty days preceding the effective date of such Applicable Event; and provided, further, that the Compensation Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option so that such Option shall be exercisable in full or in part, as the Compensation Committee may, in its sole and absolute discretion, determine, during such thirty day period.

        In the case of an Applicable Event, the Compensation Committee shall have discretion to make adjustments or take other action with respect to Other Rights corresponding to the provisions of the preceding paragraph.

        Except as expressly provided to the contrary in this Section 10, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options or Other Rights.

11. FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

        Notwithstanding any provision of the Plan to the contrary, if the Compensation Committee determines, after full consideration of the facts, that:

        (a)  the Optionee (or holder of Restricted Stock or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

        (b)  the Optionee (or holder of Restricted Stock or Other Rights) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

        (c)  the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of Restricted Stock or Other Rights) of the Optionee was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of Restricted Stock or Other Rights), if applicable, or if there is no such agreement, as determined by the Compensation Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of Restricted Stock or Other Rights) to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Compensation Committee;

then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all Other Rights) and the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of Restricted Stock, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition, or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 11 or prior to a decision of the Compensation Committee, the Company shall not be required to recognize such exercise until the Compensation Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void ab initio) if the Compensation Committee makes an adverse determination; provided, however, that if the Compensation Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he or she originally gave notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Compensation Committee as to the cause of an Optionee's (or holder of Restricted Stock or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of Restricted Stock or Other Rights) by the Company. For purposes of this Section 11, reference to the Company shall include any Subsidiary.

12. MISCELLANEOUS

        (a)  No Guarantee of Employment or Other Service Relationship. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement or SAR Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement or SAR Agreement shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

        (b)  Tax Withholding. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise or vesting of an Option or Restricted Stock, or payments with respect to Other Rights, and as a condition to the receipt of any Option, Restricted Stock or Other Rights the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

        Without limiting the foregoing, the Compensation Committee may in its discretion permit any Optionee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Optionee of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee shall deliver to the Company stock certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such stock certificates. If the Optionee is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

        (c)  Use of Proceeds. The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

        (d)  Construction. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions.

        (e)  Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

13. EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

        The Plan shall be effective as of December 5, 2001, subject to ratification by (a) the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the stockholders of the Company or (b) by the written consent of the holders of a majority (or such greater percentage as may be prescribed under the Company's charter, by-laws and applicable state law) of the capital stock of the issuer entitled to vote thereon (voting as a single class) within twelve months after such date. Options or Restricted Stock that are conditioned upon the ratification of the Plan by the stockholders may be granted prior to ratification. The Compensation Committee may grant Options, Restricted Stock or Other Rights under the Plan from time to time until the close of business on December 5, 2011. The Board may at any time amend the Plan; provided, however, that without approval of the Company's stockholders there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 10, either to any one Optionee or in the aggregate; (b) change in the class of persons eligible to receive Options, Restricted Stock or Other Rights; or (c) other change in the Plan that requires stockholder approval under applicable law. No amendment shall adversely affect outstanding Options (or Restricted Stock or Other Rights) without the consent of the Optionee (or holder of Restricted Stock or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Stock or Other Rights then outstanding without the consent of the Optionee or the holder of such Restricted Stock or Other Rights.

APPENDIX C

FORM OF PROXY

FIVE STAR QUALITY CARE, INC.

400 Centre Street, Newton, Massachusetts 02458

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Five Star Quality Care, Inc., a Maryland corporation (the "Company"), hereby appoints EVRETT W. BENTON, GERARD M. MARTIN and BARRY M. PORTNOY, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held at the Sheraton Newton Hotel, 320 Washington Street, Newton, Massachusetts on Tuesday, May 7, 2002 at 1:30 p.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director, "for" the proposal to approve our 2001 Stock Option and Stock Incentive Plan and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
FIVE STAR QUALITY CARE, INC.								FOR	AGAINST	ABSTAIN
1.	Election of Directors in Group I:					2.	To approve the Five Star Quality Care, Inc. 2001 Stock Option and Stock Incentive Plan.	☐	☐	☐
	Nominees:	(01) John L. Harrington (02) Barry M. Portnoy				3.	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting.
		FOR ALL NOMINEES	☐	☐	WITHHOLD
	FOR ALL EXCEPT	☐
If you do not wish your shares voted "For" a particular nominee, write the name of that nominee on the line provided above. Your shares will be voted for the remaining nominee.							Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

							Please be sure to sign and date this Proxy
Shareholder sign here:	Date:	Co-owner sign here:	Date:

QuickLinks

FIVE STAR QUALITY CARE, INC. 400 Centre Street Newton, Massachusetts 02458 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 7, 2002
FIVE STAR QUALITY CARE, INC. 400 Centre Street Newton, Massachusetts 02458
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS To Be Held on Tuesday, May 7, 2002
INTRODUCTION
NOMINEES FOR TERMS EXPIRING IN 2005
CONTINUING DIRECTORS
EXECUTIVE OFFICERS
OTHER INFORMATION
SUMMARY COMPENSATION TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
SHAREHOLDER PROPOSALS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
APPENDIX A AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS
APPENDIX B FIVE STAR QUALITY CARE, INC.
2001 STOCK OPTION AND STOCK INCENTIVE PLAN
APPENDIX C
FORM OF PROXY
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